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                                                                    EXHIBIT 99.2

                             SHAREHOLDERS AGREEMENT

         This SHAREHOLDERS AGREEMENT, dated as of June 10, 2002 (this "Agreement"), is made and entered into among IM Acquisition, Inc., a Delaware corporation ("Parent"), IM Merger Corp., a Florida corporation and wholly owned subsidiary of Parent ("Merger Sub"), Technisource, Inc., a Florida corporation ("Company"), J.W.C. Limited Partnership and Joseph W. Collard (the "Collard Shareholders") and J.F.R. Limited Partnership and James F. Robertson (the "Robertson Shareholders") (each of the Collard Shareholders and the Robertson Shareholders, a "Shareholder" and, collectively, the "Shareholders").

                                    RECITALS:

         A. Parent, Merger Sub and Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Company (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement. Except as otherwise defined herein, terms used herein with initial capital letters have the respective meanings ascribed thereto in the Merger Agreement.

         B. As of the date hereof, each Shareholder beneficially owns and is entitled to vote (or to direct the voting of) the number of Common Shares set forth opposite such Shareholder's name on Schedule A hereto (such Common Shares, together with any other shares of capital stock of Company the beneficial ownership of which is acquired by such Shareholder during the period from and including the date hereof through and including the earlier of (i) the Effective Time and (ii) the date that the Merger Agreement is terminated pursuant to
Section 8.01 thereof, are collectively referred to herein as such Shareholder's "Subject Shares").

         C. As a condition and inducement to Parent's willingness to enter into the Merger Agreement, Parent has requested that each Shareholder agree, and each Shareholder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement and the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                VOTING AGREEMENT

         Section 1.1. AGREEMENT TO VOTE SHARES. During the period (the "Restricted Period") from and including the date hereof through and including



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the earlier of (a) the Effective Time and (b) the date on which the Merger
Agreement is terminated pursuant to Section 8.01 thereof, at any meeting of the shareholders of the Company called to consider and vote upon the approval of the Merger Agreement (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of the approval of the Merger Agreement by written consent of shareholders of Company, each Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's Subject Shares in favor of the approval of the Merger Agreement, and in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at any such meeting or made the subject of any such written consent, as applicable. During the Restricted Period, at any meeting of the shareholders of Company called to consider and vote upon any Adverse Proposal (as hereinafter defined) (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of any Adverse Proposal by written consent of shareholders of Company, each Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's Subject Shares against such Adverse Proposal. For purposes of this Agreement, the term "Adverse Proposal" means any (x) Acquisition Proposal (as defined in the Merger Agreement) or (y) other action which is intended or could reasonably be expected to impede, interfere with, delay or materially and adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

         Section 1.2. IRREVOCABLE PROXY.

                  (a) GRANT OF PROXY. EACH SHAREHOLDER HEREBY APPOINTS PARENT AND ANY DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER'S PROXY AND ATTORNEY-IN-FACT PURSUANT TO THE PROVISIONS OF SECTION 607.0722 OF THE FLORIDA BUSINESS CORPORATION ACT, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO SUCH SHAREHOLDER'S SUBJECT SHARES IN ACCORDANCE WITH SECTION 1.1 HEREOF. THIS PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF SUCH SHAREHOLDER UNDER THIS AGREEMENT. EACH SHAREHOLDER AFFIRMS THAT THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. EACH SHAREHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY.

                  (b) OTHER PROXIES REVOKED. Each Shareholder represents that any proxies heretofore given in respect of such Shareholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.



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                                  ARTICLE II.

                           AGREEMENT TO TENDER SHARES

         Section 2.1. PURCHASE AND SALE OF THE SHARES. Each of the Shareholders hereby agrees that it shall tender the Subject Shares into the Offer promptly, and in any event no later than the tenth business day following the commencement of the Offer pursuant to Section 1.1 of the Merger Agreement, and that such Shareholder shall not withdraw any Subject Shares so tendered unless the Offer is terminated or has expired. Merger Subsidiary hereby agrees to purchase all the Shares so tendered at a price per Share equal to the Merger Consideration (as defined in the Merger Agreement) or any higher price that may be paid in the Offer; provided, however, that Merger Subsidiary's obligation to accept for payment and pay for the Shares in the Offer is subject to all the terms and conditions of the Offer set forth in the Merger Agreement and Exhibit A thereto.

         Section 2.2. RESTRICTIONS ON DISPOSITIONS. Prior to the termination of this Agreement, except as otherwise provided herein, none of the Shareholders shall: (i) directly or indirectly, transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein; (ii) directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any person or group (other than Parent or any of its affiliates or representatives) concerning any such transfer; (iii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of the Shares or any interest therein; (iv) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares; (v) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or (vi) take any other action that would in any way restrict, limit or interfere with the performance of such Shareholder's obligations hereunder or the transactions contemplated hereby.

                                  ARTICLE III.

                                     OPTION

         Section 3.1. GRANT OF OPTION. Each Shareholder hereby grants to Parent an irrevocable option (each, an "Option" and, collectively, the "Options") to purchase such Shareholder's Subject Shares on the terms and subject to the conditions set forth herein, in exchange for a cash payment (the "Option Consideration") equal to the product of (a) $4.00 and (b) the number of Common Shares to be purchased upon any particular exercise of such Option. The type and number of shares, securities or other property subject to each of the Options, and the Option Consideration payable therefor, shall be subject to adjustment as provided in Section 3.4.

         Section 3.2. EXERCISE OF OPTION.

                  (a) At any time from and after the first acceptance by Parent for payment of Shares tendered in the Offer, and continuing for the duration of the Restricted Period, Parent may exercise all or any of the Options, in whole or in part, at any time or from time to time. Notwithstanding anything in this Agreement to the contrary, Parent shall be entitled to purchase all Subject Shares in respect of which it shall have exercised an Option in accordance with the terms hereof prior to the expiration of the Restricted Period, and the



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expiration of the Restricted Period shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such expiration.

                  (b) If Parent wishes to exercise an Option, it shall deliver to the applicable Shareholder (each a "Selling Shareholder") a written notice (an "Exercise Notice") to that effect which specifies (i) the number of Subject Shares to be purchased from such Selling Shareholder and (ii) a date (an "Option Closing Date") not earlier than three business days after the date such Exercise Notice is delivered for the consummation of the purchase and sale of such Subject Shares (an "Option Closing"). If the Option Closing cannot be effected on the Option Closing Date specified in the Exercise Notice by reason of any applicable judgment, decree, order, law or regulation, or because any applicable waiting period under the HSR Act shall not have expired or been terminated, (i) the Shareholders shall promptly take all such actions as may be requested by Parent, and shall otherwise fully cooperate with Parent, to cause the elimination of all such impediments to the Option Closing and (ii) the Option Closing Date specified in the Exercise Notice shall be extended to the third business day following the elimination of all such impediments. The place of the Option Closing shall be at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

         Section 3.3. PAYMENT AND DELIVERY OF CERTIFICATES. At any Option Closing, Parent shall deliver to each Selling Shareholder a cash payment representing the Option Consideration payable in respect of the Subject Shares to be purchased from such Selling Shareholder at the Option Closing, and each Selling Shareholder shall deliver to Parent such Subject Shares, free and clear of all Liens, with the certificate or certificates evidencing such Subject Shares being duly endorsed for transfer by such Selling Shareholder and accompanied by all powers of attorney and/or other instruments necessary to convey valid and unencumbered title thereto to Parent, and shall assign to Parent (pursuant to a written instrument in form and substance satisfactory to Parent) all rights that such Selling Shareholder may have to require Company to register such Subject Shares under the Securities Act of 1933, as amended (the "Securities Act"). Notwithstanding the foregoing, the parties hereto agree that in the event any Selling Shareholder does not present his or its shares at the Option Closing Date as provided above, then upon the tender of the Option Consideration in good faith by Parent to such Selling Shareholder on the terms described herein, the respective Option shall be deemed to have been effectively exercised, such Selling Shareholder shall be deemed to have properly transferred the Subject Shares and Parent shall have full rights to the Subject Shares and any registration rights held by such Selling Shareholder. Transfer taxes, if any, imposed as a result of the exercise of an Option shall be borne by the Selling Shareholder.

         Section 3.4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any change in the capital stock of Company by reason of a stock dividend, split-up, merger, recapitalization, combination, exchange of shares, extraordinary distribution or similar transaction, the type and number or amount of shares, securities or other property subject to each of the Options, and the Option Consideration payable therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so



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that Parent shall receive upon exercise of any Option the type and number or amount of shares, securities or property that Parent would have held and/or been entitled to receive in respect of the applicable Selling Shareholder's Subject Shares immediately after such event or the record date therefor, as applicable, if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. The provisions of this Section 3.4 shall apply in a like manner to successive stock dividends, split-ups, mergers, recapitalizations, combinations, exchanges of shares or extraordinary distributions or similar transactions.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. CERTAIN REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each Shareholder, severally and not jointly, represents and warrants to Parent as follows:

                  (a) OWNERSHIP. Such Shareholder is the sole record and beneficial owner of the number of Shares set forth opposite such Shareholder's name on Schedule A hereto and has full and unrestricted power to dispose of and to vote such Shares. Such Shareholder does not beneficially own any securities of Company on the date hereof other than the Shares.

                  (b) POWER AND AUTHORITY; EXECUTION AND DELIVERY. Such Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. In the case of each Shareholder that is not a natural person, the execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of such Shareholder. This Agreement has been duly executed and delivered by such Shareholder and, assuming that this Agreement constitutes the valid and binding obligation of the other parties hereto, constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

                  (c) NO CONFLICTS. The execution and delivery of this Agreement do not, and, subject to compliance with the HSR Act, to the extent applicable, the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, a right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on such Shareholder, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of such Shareholder to perform such Shareholder's obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

         Section 4.2. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to each Shareholder that:



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                  (a) POWER AND AUTHORITY; EXECUTION AND DELIVERY. Parent has
all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and, assuming that this Agreement constitutes the valid and binding obligation of each Shareholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

                  (b) NO CONFLICTS. The execution and delivery of this Agreement do not, and, subject to compliance with the HSR Act, to the extent applicable, the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Parent, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (i) impair the ability of Parent to perform its obligations under this Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby.

                  (c) PURCHASE FOR OWN ACCOUNT. The Options and the Subject Shares to be acquired upon exercise of the Options are being and shall be acquired by Parent for its own account, and shall not be sold, transferred or otherwise disposed of by Parent except in a transaction registered or exempt from registration under the Securities Act and in compliance with applicable state securities laws.

                                   ARTICLE V.

                                CERTAIN COVENANTS

         Section 5.1. CERTAIN COVENANTS OF SHAREHOLDERS.

                  (a) RESTRICTION ON TRANSFER OF SUBJECT SHARES, PROXIES AND NONINTERFERENCE. During the Restricted Period, and except as permitted in
Section 5.02 of the Merger Agreement, no Shareholder shall directly or indirectly: (i) except pursuant to the terms of this Agreement and for the conversion of Subject Shares at the Effective Time pursuant to the terms of the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including by conversion thereof into Common Shares), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Subject Shares; (ii) except pursuant to the terms of this Agreement, grant any proxies or powers of attorney, deposit any of such Shareholder's Subject Shares into a voting trust or enter into a voting



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agreement with respect to any of such Shareholder's Subject Shares; or (iii)
take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of such Shareholder to perform such Shareholder's obligations under this Agreement or preventing or delaying the consummation of any of the transactions hereby.

                  (b) NONSOLICITATION. Neither Shareholder shall, and each Shareholder shall cause any of such Shareholder's representatives and agents (including, but not limited to, investment bankers, attorneys and accountants) not to, (i) directly or indirectly, encourage, solicit or initiate discussions or negotiations with any person or group (other than Parent, any of its affiliates or representatives) concerning any Company Takeover Proposal (as defined in Section 5.02(c) of the Merger Agreement) or (ii) except as permitted in Section 5.02 of the Merger Agreement and necessary to fulfill the fiduciary duties of the Shareholders as directors of the Company, participate in discussions or negotiations with, or provide any information to, any person or group (other than Parent, any of its affiliates or representatives) concerning any Company Takeover Proposal.

                  (c) COOPERATION. Each Shareholder shall cooperate fully with Parent and Company in connection with their respective efforts to fulfill the conditions to the Merger set forth in Article VII of the Merger Agreement.

                  (d) ACKNOWLEDGMENTS AND WAIVERS. Each Shareholder hereby (i) acknowledges that such Shareholder is familiar with the provisions of the articles of incorporation of Company fixing the powers, preferences and rights appurtenant to such Shareholder's Subject Shares, (ii) consents to the provisions of the Merger Agreement and (iii) agrees that if and to the extent that the provisions of the Merger Agreement or this Agreement conflict with or are inconsistent with any of the provisions of the instruments referred to in clause (i) of this sentence, the provisions of the Merger Agreement and of this Agreement shall control and any and all such conflicts or inconsistencies (and any and all claims and causes of action that might otherwise exist with respect thereto) are hereby irrevocably waived.

                  (e) RELEASES.

                           (i) Each Shareholder hereby fully, unconditionally
and irrevocably releases, effective as of the Effective Time, any and all claims and causes of action that such Shareholder has or may have against Company or any of its Subsidiaries or any present or former director, officer, employee or agent of any of those entities (collectively, the "Released Parties") arising or resulting from or relating to any act, omission, event or occurrence prior to the Effective Time; provided that nothing in this clause (i) shall (x) affect the obligations of the Company to the Shareholders pursuant to any employment agreement between the Company and such Shareholder, or (y) limit any claims or causes of action by any Shareholder against any present or former director, officer, employee or agent of Company or any of its Subsidiaries arising out of or resulting from or relating to any act, omission, event or occurrence which such Shareholder did not become aware of, and could not have been reasonably expected to have become aware of, until after the Effective Time, other than any claim or cause of action which, if asserted, would require Company, the Parent, the Surviving Corporation or any of their Subsidiaries to indemnify and/or defend the present or former director, officer, employee or agent with respect



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to such claim or cause of action, whether such requirement arose under Florida law, the Company's articles of incorporation, or any contractual obligation of the Company, the Parent, the Surviving Corporation or any of their Subsidiaries, each of which claims shall be covered by the release in this clause (i).

                           (ii) The Company and its Subsidiaries hereby fully,
unconditionally and irrevocably release, effective as of the Effective Time, any and all claims and causes of action that the Company and Subsidiaries have or may have against each Shareholder arising or resulting from or relating to any act, omission, event or occurrence prior to the Effective Time.

         Section 5.2. INDEMNIFICATION.

                  (a) INDEMNIFICATION. Subject to the limitations set forth in this Section 5.2(a), each Shareholder (each, an "INDEMNIFYING PARTY") shall indemnify and hold harmless the Parent and each of its affiliates (including, following the Closing, the Company), and the representatives and affiliates of each of the foregoing persons (each, an "INDEMNIFIED PARTY"), from, against and in respect of any and all suits, actions, proceedings, liabilities, orders from governmental authorities, liens, losses, damages, dues, assessments, fines, penalties, taxes, fees, costs (including costs of investigation, defense and enforcement of this Agreement), expenses or amounts paid in settlement (in each case, including reasonable attorneys' fees and expenses), whether or not involving a Third Party Claim and including interest at the rate of 8% per annum, compounded quarterly, from the date any of the foregoing are incurred or suffered (collectively, "LOSSES"), incurred or suffered by the Indemnified Parties or any of them as a result of, arising out of or relating to, directly or indirectly, any breach or inaccuracy of any representation or warranty made by such Shareholder in this Agreement. The Collard Shareholders' indemnity obligation shall be joint and several only among such Collard Shareholders and the Robertson Shareholders' indemnity obligations shall be joint and several only among such Robertson Shareholders.

If and to the extent that the foregoing undertaking is unenforceable against the Shareholders for any reason, the Shareholders shall make the maximum contribution to the payment and satisfaction of each of the Losses described in this Section 5.2 that is permissible under applicable legal requirements.

                  (b) KNOWLEDGE AND INVESTIGATION. The right of any Indemnified Party to indemnification pursuant to this Section 5.2 shall not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to the accuracy of any representation or warranty, or performance of or compliance with any covenant or agreement, referred to in Section 5.2(a). The waiver of any condition contained in this Agreement based on the accuracy of any such representation or warranty, or on the performance of or compliance with any such covenant or agreement, shall not affect the right of any Indemnified Party to indemnification pursuant to this
Section 5.2 based on such representation, warranty, covenant or agreement.

                  (c) REMEDIES CUMULATIVE. The rights of each Indemnified Party under this Section 5.2 are cumulative, and each Indemnified Party shall have the right in any particular circumstance, in its sole discretion, to enforce any provision of this Section 5.2 without regard to the availability of a remedy under any other provision of this Section 5.2.



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                                  ARTICLE VI.

                                  MISCELLANEOUS

         Section 6.1. FEES AND EXPENSES. Each party hereto shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

         Section 6.2. TERMINATION; AMENDMENT. This Agreement shall terminate immediately upon any termination of the Merger Agreement; provided in each such instance that Parent has not within five business days of such termination by the Company of the Merger Agreement contested such termination in a court of competent jurisdiction. In the event Parent has challenged the Company's termination of the Merger Agreement, this Agreement shall remain in full force and effect until such challenge is either withdrawn or a final judgment is rendered in the Company's favor. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 6.3. EXTENSION; WAIVER. Any agreement on the part of a party to waive any provision of this Agreement, or to extend the time for any performance hereunder, shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

         Section 6.4. ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and is not intended to confer upon any person other than the parties any rights or remedies; provided, however, that the provisions of Sections 4.1(c) and 4.1(d) are intended to inure the benefit of, and to be enforceable by, the Released Parties.

         Section 6.5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

         Section 6.6. NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier (providing proof of delivery), in the case of the Shareholders, to the address set forth on Schedule A hereto prior to the Effective Date and to the address as set forth in the Company's records after the Effective Date, or, in the case of Parent, to the address set forth below (or, in each case, at such other address as shall be specified by like notice).

         IM Acquisition, Inc.
         2300 Cottondale Lane, Suite 250
         Little Rock, Arkansas  72202
         Attn:  James L. Hudson, Esq.
         Fax:  (501) 537-4518



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with a copy (which shall not constitute notice) to:

         Ropes & Gray
         One International Place
         Boston, Massachusetts  02110
         Attn:  Christopher J. Austin, Esq.
         Fax: (617) 951-7050

         Section 6.7. ASSIGNMENT. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Shareholder without the prior written consent of Parent, and any such assignment or delegation that is not consented to shall be null and void. This Agreement, together with any rights, interests, or obligations of Parent hereunder, may be assigned or delegated, in whole or in part, by Parent without the consent of or any action by any Shareholder upon notice by Parent to each Shareholder affected thereby as herein provided. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         Section 6.8. FURTHER ASSURANCES. Each Shareholder and Parent shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for herein.

         Section 6.9. ENFORCEMENT. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any appropriate state or federal court in the State of New York, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto (i) shall submit itself to the personal jurisdiction of any appropriate state or federal court in the State of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than any appropriate state or federal court in the State of New York.

         Section 6.10. SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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         Section 6.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

                            [signature page follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the day and year first written above.

IM ACQUISITION, INC.                         IM MERGER CORP.


By:                                          By:
   --------------------------                   --------------------------
Name:                                        Name:
Title:                                       Title



J.F.R. LIMITED PARTNERSHIP                   J.W.C. LIMITED PARTNERSHIP

J.F.R., INC., as General Partner             J.W.C. INC., as General Partner

By:                                          By:
   --------------------------                   --------------------------
Name: James Robertson                        Name: Joseph W. Collard
Title:  President                            Title:  President



JAMES ROBERTSON, individually                JOSEPH W. COLLARD, individually


By:                                          By:
   --------------------------                   --------------------------
Name: James Robertson                        Name: Joseph W. Collard



TECHNISOURCE, INC.

By:
   --------------------------
Name:
Title:

                                   SCHEDULE A

                                                                                          TOTAL NUMBER OF SHARES SUBJECT
                                                                                         TO OPTIONS OR WARRANTS TO PURCHASE
       NAME AND ADDRESS OF SHAREHOLDER            NUMBER OF SHARES OF COMMON STOCK         COMMON SHARES BENEFICIALLY OWNED
       -------------------------------            --------------------------------       ------------------------------------
  J.W.C. LIMITED PARTNERSHIP                              3,425,348 shares                               0
  c/o Technisource, Inc.
  1901 W. Cypress Creek Road
  Suite 201
  Ft. Lauderdale, FL  33309

  J.F.R. LIMITED PARTNERSHIP                              3,315,530 shares                               0
  c/o Technisource, Inc.
  1901 W. Cypress Creek Road
  Suite 201
  Ft. Lauderdale, FL  33309

  JOSEPH W. COLLARD                                         54,733 shares                                0
  c/o Technisource, Inc.
  1901 W. Cypress Creek Road
  Suite 201
  Ft. Lauderdale, FL  33309

  JAMES F. ROBERTSON                                              0                                      0
  c/o Technisource, Inc.
  1901 W. Cypress Creek Road
  Suite 201
  Ft. Lauderdale, FL  33309

